UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, the Board of Directors of Amphenol Corporation (the “Company”) voted to increase the number of Directors from eight to nine.  Also, on July 29, 2020, to fill the resulting vacancy, the Board of Directors of the Company appointed Rita Lane, 57, as a member of the Company’s Board of Directors effective immediately.

Ms. Lane will receive cash and equity compensation as a non-employee director of the Company in accordance with the Company’s non-employee director compensation practices and plans described in the Company’s 2020 Proxy Statement filed with the U.S. Securities and Exchange Commission on April 13, 2020.  Ms. Lane will receive an interim grant of restricted shares under the 2012 Restricted Stock Plan for Directors of Amphenol Corporation.  This grant will be prorated from the date of her appointment to the Board of Directors until the Company’s next annual stockholders meeting.

The Board of Directors has determined that Ms. Lane is an independent director under the New York Stock Exchange listing standards. Ms. Lane has not yet been appointed to serve on any committees of the Board of Directors.  There are no transactions between Ms. Lane and the Company that would be reportable under Item 404(a) of Regulation S-K.  There is no arrangement or understanding between Ms. Lane and any other person pursuant to which she was selected as a director.

A copy of the Company’s related press release, announcing the appointment of Ms. Lane described above, is attached hereto, with this report, as Exhibit 99.1 and incorporated by reference in this Item 5.02.

The information set forth in this Item 5.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated July 29, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Craig A. Lampo
Craig A. Lampo
Senior Vice President and Chief Financial Officer

Date: July 29, 2020